united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number	811-23066

Northern Lights Fund Trust IV
(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450 Cincinnati, OH	45246
(Address of principal executive offices)	(Zip code)

The Corporation Trust Company
1209 Orange Street Wilmington, DE 19801
(Name and address of agent for service)

Registrant’s telephone number, including area code:	631-470-2600

Date of fiscal year end:	5/31

Date of reporting period:	5/31/24

Item 1. Reports to Stockholders.

(a)

Sterling Capital Focus Equity ETF

(LCG) NYSE Arca, Inc.

Annual Shareholder Report - May 31, 2024

Fund Overview

This annual shareholder report contains important information about Sterling Capital Focus Equity ETF for the period of June 1, 2023 to May 31, 2024. You can find additional information about the Fund at www.sterlingcapital.com/etf/. You can also request this information by contacting us at (888) 228-1872.

This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Sterling Capital Focus Equity ETF	$59	0.59%

How did the Fund perform during the reporting period?

For the 12-month period ended May 31, 2024, the Fund underperformed its strategy benchmark, the Russell 1000® Growth Index, and its broad-based benchmark, the Russell 3000® Index. U.S. equities experienced volatility across the early months of the period but rebounded strongly from market lows in October 2023 on improving investor optimism. Enthusiasm around artificial intelligence (AI) also drove outsized gains in Information Technology. The Fund’s absolute performance benefited from investments in companies that outperformed due to AI-related tailwinds and growth in cloud-based services. Exposure to a credit analysis company also benefited the Fund on an absolute basis amid a rise in debt issuance during the period.

The Fund’s underperformance relative to both benchmarks over the 12-month period was largely due to its lack of exposure to a handful of benchmark holdings in the Information Technology sector. These names strongly outperformed the broader markets during the period, mostly due to enthusiasm about AI.

The Fund’s holdings in the Financials sector offset some of the Fund’s underperformance. Investments in companies involved in financial analytics as well as a credit card payment services company benefited performance the most relative to both benchmarks.

For the period since its inception, the Fund underperformed both its primary and broad-based benchmarks. The top contributors to the Fund’s absolute performance were its investments in big technology, which benefited from the secular trends of cloud migration and growing adoption of AI. The Fund’s investment in a veterinary products and services company benefited from a growing prioritization of pet care among households.

The Fund’s underperformance since inception was driven largely by its below-benchmark exposure and stock selection within Information Technology. Stock selection within Industrials helped offset some of this underperformance, notably investments in a freight line, an aerospace and electronics company, and a waste services company, which all outperformed.

How has the Fund performed since inception?

Total Return Based on $10,000 Investment

Sterling Capital Focus Equity ETF - NAV
Russell 1000® Growth Index
Russell 3000® Total Return Index
$16,000
$14,000
$12,000
$10,000
$8,000
$15,689
$15,641
$10,496
08/26/20
05/31/21
05/31/22
05/31/23
05/31/24

	Sterling Capital Focus Equity ETF - NAV	Russell 1000® Growth Index	Russell 3000® Total Return Index
08/26/20	$10,000	$10,000	$10,000
05/31/21	$11,032	$11,400	$12,513
05/31/22	$8,416	$10,687	$12,052
05/31/23	$9,676	$11,708	$12,297
05/31/24	$10,496	$15,641	$15,689

Average Annual Total Returns

Class Name	1 Year	Since Inception (August 26, 2020)
Sterling Capital Focus Equity ETF - NAV	8.47%	1.30%
Sterling Capital Focus Equity ETF - Market Price	8.34%	1.28%
Russell 1000® Growth Index	33.60%	12.63%
Russell 3000® Total Return Index	27.58%	12.72%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

Fund Statistics

  Net Assets$62,322,485
  Number of Portfolio Holdings20
  Advisory Fee $374,147
  Portfolio Turnover28%

Asset Weighting (% of total investments)

Value	Value
Common Stocks	100.0%

What did the Fund invest in?

Sector Weighting (% of net assets)

Technology
78.5%
Health Care
6.5%
Industrials
5.8%
Communications
4.7%
Consumer Discretionary
4.5%

Value	Value
Consumer Discretionary	4.5%
Communications	4.7%
Industrials	5.8%
Health Care	6.5%
Technology	78.5%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Adyen N.V.	15.8%
S&P Global, Inc.	8.5%
CoStar Group, Inc.	7.6%
IDEXX Laboratories, Inc.	6.5%
Shopify, Inc., Class A	5.9%
Alphabet, Inc., Class C	4.7%
MSCI, Inc.	4.7%
Okta, Inc.	4.5%
Amazon.com, Inc.	4.5%
HubSpot, Inc.	4.2%

Material Fund Changes

As previously announced, Guardian Capital Group Limited (“Guardian”) entered into a unit purchase agreement under which Guardian’s wholly-owned subsidiary, Guardian Capital, would acquire 100% of the ownership interests of Sterling Capita Management LLC (“Sterling Capital”) from Truist Financial Corporation (the “Acquisition”). The closing of the Acquisition (the “Closing”) occurred on July 2, 2024.

Effective upon the Closing of the Acquisition, Sterling Capital is a wholly-owned subsidiary of Guardian Capital and an indirect, wholly-owned subsidiary of Guardian. Guardian has indicated that it plans to operate Sterling Capital as a standalone entity, led by the current team of management and senior professionals.

Pursuant to the requirements of the Investment Company Act of 1940 (“1940 Act”) and the terms of the prior investment advisory agreement between Sterling Capital and the Fund (the “Prior Agreement”), the Acquisition resulted in the automatic termination of the Prior Agreement.

In anticipation of the termination of the Prior Agreement, the Board of Trustees of the Trust approved a new investment advisory agreement containing substantially similar terms as the Prior Agreement, including identical advisory fees (the “New Agreement”). At a special shareholder meeting held on June 24, 2024, shareholders approved the New Agreement with respect to the Fund. Accordingly, the New Agreement took effect with respect to each of the Approved Funds as of the Closing.

This is a summary of certain changes to the Fund since May 31, 2023.  For more complete information, you may review the Fund’s next prospectus, which we expect to be available by October 1, 2024 at www.sterlingcapital.com/etf/ or at (888) 637-7798.

Sterling Capital Focus Equity ETF

Annual Shareholder Report - May 31, 2024

Additional information is available on the Fund's website ( www.sterlingcapital.com/etf/ ), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 053124-LCG

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)      Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)      Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)      The Code of Ethics is not posted on Registrant’ website.

(f)      A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Joseph Breslin is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Breslin is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2024 – $14,100 2023 - $13,000

(b)	Audit-Related Fees

2024 - None 2023 – None

(c)	Tax Fees

2024 - $3,500 2023 - $3,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2024 - None 2023 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

	2023	2024
Audit-Related Fees:	0.00%	0.00%
Tax Fees:	0.00%	0.00%
All Other Fees:	0.00%	0.00%

(f)	During the audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2024 - $3,500 2023 - $3,500

(h)	The registrant’s audit committee has considered whether the provision of non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable

(j)	Not applicable

Item 5. Audit Committee of Listed Companies. The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Joseph Breslin, Thomas Sarkany and Charles Ranson.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

STERLING CAPITAL FOCUS EQUITY ETF
LCG

Annual Report
May 31, 2024

1-888-228-1872
www.sterlingcapital.com/etf

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors LLC
Member FINRA

STERLING CAPITAL FOCUS EQUITY ETF
SCHEDULE OF INVESTMENTS
May 31, 2024

Shares		Fair Value
	COMMON STOCKS — 100.0%
	CAPITAL MARKETS - 8.5%
12,387	S&P Global, Inc.	$5,295,566

	DIVERSIFIED FINANCIAL SERVICES - 4.7%
5,871	MSCI, Inc.	2,907,202

	E-COMMERCE DISCRETIONARY - 4.5%
15,842	Amazon.com, Inc.(a)	2,795,162

	HEALTH CARE EQUIPMENT & SUPPLIES - 6.5%
8,198	IDEXX Laboratories, Inc. (a)	4,073,996

	HEALTH CARE TECHNOLOGY - 4.1%
14,664	Veeva Systems, Inc., Class A(a)	2,555,202

	INTERNET MEDIA & SERVICES - 4.7%
16,832	Alphabet, Inc., Class C(a)	2,928,095

	IT SERVICES - 10.4%
31,625	Okta, Inc.(a)	2,804,505
62,540	Shopify, Inc., Class A(a)	3,699,241
		6,503,746

	PROFESSIONAL SERVICES - 7.6%
60,212	CoStar Group, Inc.(a)	4,706,772

	ROAD & RAIL - 2.6%
9,265	Old Dominion Freight Line, Inc.	1,623,691

	SOFTWARE - 27.4%
9,715	Atlassian Corporation, Class A(a)	1,523,895
7,399	Cadence Design Systems, Inc. (a)	2,118,408
4,298	HubSpot, Inc. (a)	2,626,292
5,187	Microsoft Corporation	2,153,279
8,460	MongoDB, Inc. (a)	1,997,068
3,646	ServiceNow, Inc.(a)	2,395,167

See accompanying notes to financial statements.

STERLING CAPITAL FOCUS EQUITY ETF
SCHEDULE OF INVESTMENTS (Continued)
May 31, 2024

Shares		Fair Value
	COMMON STOCKS — 100.0% (Continued)
	SOFTWARE - 27.4% (Continued)
3,997	Synopsys, Inc.(a)	$2,241,518
9,666	Workday, Inc., Class A (a)	2,043,876
		17,099,503
	TECHNOLOGY SERVICES - 15.8%
765,854	Adyen N.V. - ADR(a)	9,871,858

	TRANSPORTATION & LOGISTICS - 3.2%
4,814	Saia, Inc. (a)	1,971,237

	TOTAL COMMON STOCKS (Cost $62,521,458)	62,332,030

	TOTAL INVESTMENTS - 100.0% (Cost $62,521,458)	$62,332,030
	LIABILITIES IN EXCESS OF OTHER ASSETS – (0.0)%	(9,545)
	NET ASSETS - 100.0%	$62,322,485

ADR	- American Depositary Receipt

MSCI	- Morgan Stanley Capital International

(a)	Non-income producing security.

See accompanying notes to financial statements.

STERLING CAPITAL FOCUS EQUITY ETF
STATEMENT OF ASSETS AND LIABILITIES
May 31, 2024

ASSETS
Investment securities:
Securities at Cost	$62,521,458
Securities at Value	$62,332,030
Cash	10,853
Receivable for securities sold	261,735
Dividends receivable	25,081
TOTAL ASSETS	62,629,699

LIABILITIES
Payable for securities purchased	246,489
Investment advisory fee payable	60,725
TOTAL LIABILITIES	307,214
NET ASSETS	$62,322,485

Net Assets Consist of:
Paid in capital	$72,357,739
Accumulated deficit	(10,035,254)
NET ASSETS	$62,322,485

Net Asset Value Per Share:
Net Assets	$62,322,485
Shares of beneficial interest outstanding (a)	2,375,000
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$26.24

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

STERLING CAPITAL FOCUS EQUITY ETF
STATEMENT OF OPERATIONS
For the Year Ended May 31, 2024

INVESTMENT INCOME
Dividends	$112,227

EXPENSES
Investment advisory fees	374,147

NET INVESTMENT LOSS	(261,920)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investment transactions	(2,023,198)
Net realized gain on in-kind transactions	1,310,761
Net change in unrealized appreciation on investments	5,108,166

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	4,395,729

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$4,133,809

See accompanying notes to financial statements.

STERLING CAPITAL FOCUS EQUITY ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	May 31, 2024	May 31, 2023

FROM OPERATIONS:
Net investment loss	$(261,920)	$(186,214)
Net realized loss on investment transactions	(2,023,198)	(3,820,722)
Net realized gain from in-kind transactions	1,310,761	725,354
Net change in unrealized appreciation on investments	5,108,166	11,020,245
Net increase in net assets resulting from operations	4,133,809	7,738,663

FROM SHARES OF BENEFICIAL INTEREST:
Proceeds from shares sold	4,940,969	5,673,196
Payments for shares redeemed	(6,012,878)	(7,286,438)
Transaction Fees (Note 5)	—	4,750
Net decrease in net assets from shares of beneficial interest	(1,071,909)	(1,608,492)

TOTAL INCREASE IN NET ASSETS	3,061,900	6,130,171

NET ASSETS:
Beginning of Year	59,260,585	53,130,414
End of Year	$62,322,485	$59,260,585

SHARE ACTIVITY
Shares Sold	175,000	275,000
Shares Redeemed	(250,000)	(350,000)
Net decrease in shares of beneficial interest outstanding	(75,000)	(75,000)

See accompanying notes to financial statements.

STERLING CAPITAL FOCUS EQUITY ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Period Ended
	May 31, 2024	May 31, 2023	May 31, 2022	May 31, 2021 *

Net asset value, beginning of period	$24.19	$21.04	$27.58	$25.00

Activity from investment operations:
Net investment loss (1)	(0.11)	(0.07)	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	2.16	3.22	(6.46)	2.61
Total from investment operations	2.05	3.15	(6.54)	2.58

Net asset value, end of period	$26.24	$24.19	$21.04	$27.58

Market price, end of period	$26.23	$24.21	$21.02	$27.60

Total return (3)	8.47%	14.97%	(23.71)%	10.32	% (2)

Market total return	4.94%	15.18%	(23.84)%	10.40	% (2)

Net assets, end of period (000s)	$62,322	$59,261	$53,130	$21,373

Ratio of gross expenses to average net assets	0.59%	0.59%	0.59%	0.59	% (4)

Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59	% (4)

Ratio of net investment loss to average net assets	(0.41)%	(0.34)%	(0.29)%	(0.14	)% (4)

Portfolio Turnover Rate (5)	28%	19%	39%	32	% (2)

*	The Sterling Capital Focus Equity ETF commenced operations on August 26, 2020.

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(2)	Not annualized.

(3)	Total returns are historical in nature and assume changes in share price, reinvestment of all dividends and distributions, if any.

(4)	Annualized.

(5)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units. (Note 5)

See accompanying notes to financial statements.

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS
May 31, 2024

1.	ORGANIZATION

The Sterling Capital Focus Equity ETF (the “Fund”) is a non-diversified series of Northern Lights Fund Trust IV (the “Trust”), a trust organized under the laws of the State of Delaware on June 2, 2015, and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund investment objective is long-term capital appreciation. The Fund commenced operations on August 26, 2020.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the year. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies”, including Accounting Standards Update 2013-08.

Security Valuation – The Fund records its investments at fair value. Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price. In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost which approximates fair value. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Securities traded on a foreign exchange which has not closed by the valuation time or for which the official closing prices are not available at the time the net asset value per share (“NAV”) is determined may use alternative market prices provided by a pricing service.

The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). Mutual funds are valued at their respective NAV as reported by such investment companies. Exchange-traded funds (“ETFs”) are valued at the last reported sale price or official closing price. Mutual funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the open-end funds. The shares of many closed-end investment companies and ETFs, after their initial public offering, frequently trade at a price per share, which is different than the NAV. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or ETF purchased by the Fund will not change.

The Fund may hold investments, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security- specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2024

Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Fair Valuation Process – Applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid investments, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2024

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2024 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$62,332,030	$—	$—	$62,332,030
Total	$62,332,030	$—	$—	$62,332,030

The Fund did not hold any Level 2 or 3 securities during the year.

*	Please refer to the Schedule of Investments for industry classifications.

Security Transactions and Related Income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities using effective yield method. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually for the Fund. Distributable net realized capital gains, if any, are declared and distributed annually for the Fund. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP and are recorded on the ex-dividend date. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards, etc.) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or NAV per share of the Fund.

Federal Income Tax – The Fund complies with the requirements of the Internal Revenue Code applicable to regulated investment companies and intends to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax position and has concluded that no liability for unrecognized tax benefits should be recorded related to the uncertain tax positions taken on returns filed for open tax years of May 31, 2022 through May 31, 2023 or expected to be taken on the Fund’s May 31, 2024 year-end tax return. The Fund identifies its major tax jurisdictions as U.S. federal, Ohio and foreign jurisdictions where the Fund make significant investments. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expenses in the Statement of Operations. During the year ended May 31, 2024, the Fund did not incur any interest or penalties. The Fund is not aware of any tax positions for which there is reasonable possibility that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2024

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended May 31, 2024, cost of purchases and proceeds from sales of portfolio securities, other than in-kind transactions, short-term investments and U.S. government securities, amounted to the following:

Fund	Purchases	Sales
Sterling Capital Focus Equity ETF	$17,612,711	$17,868,726

For the year ended May 31, 2024, cost of purchases and proceeds from sales of portfolio securities for in-kind transactions, amounted to the following:

Fund	Purchases	Sales
Sterling Capital Focus Equity ETF	$4,924,647	$5,994,034

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Sterling Capital Management LLC (the “Adviser”) serves as the Fund’s investment adviser. Pursuant to an investment advisory agreement with the Trust, on behalf of the Fund, the Adviser, under the oversight of the Board, oversees the daily operations of the Fund, manages the Fund’s portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Adviser, the Fund pays the Adviser a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.59% of the Fund’s average daily net assets. For the year ended May 31, 2024, the Sterling Capital Focus Equity ETF incurred $374,147 in advisory fees.

Northern Lights Distributors, LLC (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund. The Trust, with respect to the Fund, has adopted the Trust’s ETF Distribution Plan pursuant to Rule 12b-1 of the 1940 Act (the “Plan”), which allows the Fund to pay the Distributor an annual fee for distribution and shareholder servicing expenses of up to 0.25% of the Fund’s average daily net assets. As of May 31, 2024, the Plan has not been activated. For the year ended May 31, 2024, the Fund did not incur any distribution fees.

The Adviser’s unitary management fee is designed to pay the Fund’s expenses and to compensate the Adviser for providing services for the Fund. Out of the unitary management fee, the Adviser pays substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services and independent Trustees’ fees, but not any front-end or contingent deferred loads; brokerage fees and commissions; any Rule 12b-l fees; acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); borrowing costs (such as interest and dividend expense on securities sold short); taxes; and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)). The Adviser, and not the Fund’s shareholders, would benefit from any reduction in fees paid for third-party services, including reductions based on increases in net assets.

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2024

Ultimus Fund Services, LLC (“UFS”) – UFS, an affiliate of the Distributor, provides administration and fund accounting services to the Trust. Pursuant to separate servicing agreements with UFS, the Adviser pays UFS customary fees for providing administration and fund accounting services to the Fund. Certain officers of the Trust are also officers of UFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Adviser.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Adviser.

Each Trustee who is not affiliated with the Trust (“Independent Trustees”) or an adviser receives quarterly fees. For the year ended May 31, 2024, the Independent Trustees received fees in the amount of $10,466 from the Fund, paid by the Adviser.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund generally imposes transaction fees on purchases and redemptions of the Fund’s shares to cover the custodial and other costs incurred by the Fund in effecting trades, which is payable to the custodian (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and their ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”).

The Transaction Fees for the Fund are listed in the table below:

Fund	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchases*
Sterling Capital Focus Equity ETF	$250	2.00%

*	As a percentage of the amount invested.

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2024

6.	AGGREGATE UNREALIZED APPRECIATION AND DEPRECIATION – TAX BASIS

At May 31, 2024, the aggregate cost for federal tax purposes, which differs from fair value by net unrealized appreciation (depreciation) of securities, are as follows:

				Net Unrealized
		Gross Unrealized	Gross Unrealized	Appreciation/
Fund	Tax Cost	Appreciation	Depreciation	Depreciation
Sterling Capital Focus Equity ETF	$62,544,387	$4,948,764	$(5,161,121)	$(212,357)

7.	TAX COMPONENTS OF CAPITAL

There were no Fund distributions for the years ended May 31, 2024 and May 31, 2023.

As of May 31, 2024, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	and	Carry	Book/Tax	Appreciation	Accumulated
Fund	Income	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings (Deficit)
Sterling Capital Focus Equity ETF	$—	$(1,403,906)	$(8,418,991)	$—	$(212,357)	$(10,035,254)

The difference between book basis and tax basis undistributed net investment income, accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $114,805.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $ 1,289,101.

At May 31, 2024, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring
			CLCF
Short-Term	Long-Term	Total	Utilized
$5,091,089	$3,327,902	$8,418,991	$—

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of net operating losses and tax adjustments for transfers in kind and adjustments for prior year tax returns resulted in reclassifications for the Fund for the fiscal year/period ended May 31, 2024 as follows:

Accumulated
Paid In Capital	Deficit
$1,092,975	$(1,092,975)

STERLING CAPITAL FOCUS EQUITY ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2024

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements other than the following.

As previously announced, Guardian Capital Group Limited (“Guardian”) entered into a unit purchase agreement under which Guardian’s wholly-owned subsidiary, Guardian Capital, acquired 100% of the ownership interests of the Adviser from Truist Financial Corporation (the “Acquisition”). The closing of the Acquisition (the “Closing”) occurred on July 2, 2024.

Effective upon the Closing of the Acquisition, the Adviser is a wholly-owned subsidiary of Guardian Capital and an indirect, wholly-owned subsidiary of Guardian. Guardian has indicated that it plans to operate Adviser as a standalone entity, led by the current team of management and senior professionals.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Sterling Capital Focus Equity ETF and
Board of Trustees of Northern Lights Fund Trust IV

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Sterling Capital Focus Equity ETF (the “Fund”), a series of Northern Lights Fund Trust IV, as of May 31, 2024, the related statements of operations and changes in net assets, and the financial highlights for each of the periods indicated below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2024, the results of its operations, the changes in net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Sterling Capital Focus Equity ETF	For the year ended May 31, 2024	For the years ended May 31, 2024 and 2023	For the years ended May 31, 2024, 2023, 2022, and for the period from August 26, 2020 (commencement of operations) through May 31, 2021

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

COHEN & COMPANY, LTD.

800.229.1099 | 866.818.4538 fax | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2024, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies advised by Sterling Capital Management LLC since 2019.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania
July 30, 2024

STERLING CAPITAL FOCUS EQUITY ETF
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2024

Approval of the Interim Investment Advisory Agreement and New Investment Advisory Agreement with Sterling Capital Management, LLC

In connection with the special meeting of the Board of Trustees (the “Board”) of Northern Lights Fund Trust IV (the “Trust”) held on March 14, 2024 (the “Meeting”), the Board, including a majority of the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an interim investment advisory agreement (the “Interim Advisory Agreement”) and new investment advisory agreement (the “New Advisory Agreement”) between Sterling Capital Management, LLC (“Sterling”) and the Trust, with respect to the Sterling Capital Focus Equity ETF (the “Sterling FE”). In considering the approval of the Interim Advisory Agreement and New Advisory Agreement, the Board received materials specifically relating to the Interim Advisory Agreement and New Advisory Agreement.

The Board reviewed and discussed the materials that were provided in advance of the Meeting and deliberated on the approval of the Interim Advisory Agreement and New Advisory Agreement. The Board relied upon the advice of independent legal counsel and its own business judgment in determining the material factors to be considered in evaluating the Interim Advisory Agreement and New Advisory Agreement on behalf of the Sterling FE and the weight to be given to each factor considered. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the approval of the Interim Advisory Agreement and New Advisory Agreement.

Nature, Extent, and Quality of Services. The Board reviewed the experience and credentials of the key professionals servicing Sterling FE, noting there had been no changes over the personnel servicing Sterling FE in the past year. The Board noted that the portfolio manager for Sterling FE’s manager had extensive asset management experience. The Board observed that Sterling managed Sterling FE’s investments, conducted investment research, placed trade orders, and provided related administrative services and facilities for the operation of Sterling FE. The Board reviewed the measures and controls Sterling had in place for monitoring and mitigating risk and for ensuring compliance with Sterling FE’s investment limitations. The Board reviewed the factors considered by Sterling in selecting broker-dealers for portfolio transactions. It remarked that Sterling reported no cybersecurity incidents, material compliance issues, regulatory examinations or investigations, or any litigation or administrative actions in the past year. The Board concluded that it could expect Sterling to continue providing satisfactory service to Sterling FE and its shareholders.

Performance. The Board noted that Sterling FE’s has had positive returns over the 1-year, 3-year and since inception periods, and that Sterling FE’s performance was equal to the peer group median over all periods. The Board observed that the annualized return for the 1-year period ended January 31, 2024 was 27.94%, compared to the benchmark index of 34.99% and the Morningstar category median of 32.02%. The Board concluded that Sterling FE’s performance was satisfactory.

Fees and Expenses. The Board reviewed Sterling FE’s advisory fee and net expense ratio against its peer group and Morningstar category. The Board noted that Sterling FE was charged a unitary advisory fee of 0.59%, which was lower than the averages of the peer group and Morningstar category median. The Board concluded that the advisory fee charged to Sterling FE was not unreasonable.

Profitability. The Board considered Sterling’s profitability analysis with regards to Sterling FE, noting that the analysis reflected Sterling’s operation of Sterling FE was not profitable. The Board concluded that excessive profitability was not an issue for Sterling at this time.

STERLING CAPITAL FOCUS EQUITY ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2024

Economies of Scale. The Board reviewed whether Sterling had achieved economies of scale with respect to its management of Sterling FE. The Board noted that the Sterling FE’s assets under management of approximately $65 million was not conducive to achieving economies of scale. The Board acknowledged, however, Sterling’s plan to increase its assets under management and agreed to revisit the topic of economies of scale at a later date.

Conclusion. Having requested and received such information from Sterling as the Board believed to be reasonably necessary to evaluate the terms of the Interim Advisory Agreement and New Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including all of the Independent Trustees voting separately, determined with respect to Sterling FE that (a) the terms of the Interim Advisory Agreement and New Advisory Agreement are reasonable; (b) the investment advisory fees payable pursuant to the Interim Advisory Agreement and New Advisory Agreement are not unreasonable; and (c) the Interim Advisory Agreement and New Advisory Agreement are in the best interests of Sterling FE and its shareholders.

PRIVACY NOTICE

Northern Lights Fund Trust IV

Rev. April 2021

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST IV DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust IV chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust IV share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-631-490-4300

PRIVACY NOTICE

Northern Lights Fund Trust IV

What we do:
How does Northern Lights Fund Trust IV protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust IV collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust IV does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust IV does not jointly market.

PROXY VOTING POLICY

Information regarding how the Funds voted proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies will be available without charge, upon request, by calling 1-888-228-1872 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available at the SEC’s website at www.sec.gov.

ADVISER
Sterling Capital Management LLC
4350 Congress Street, Suite 1000
Charlotte, NC 28209

ADMINISTRATOR
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract. .

Included under Item 7

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)       Not applicable

(b)       Not applicable

Item 19. Exhibits.

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers.

Filed herewith. Exhibit 99.CODE

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)):

Attached hereto.

(a)(3) Not applicable

(a)(4) Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust IV

By (Signature and Title)
/s/ Wendy Wang
Wendy Wang, Principal Executive Officer/President

Date	8.4.24

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
/s/ Wendy Wang
Wendy Wang, Principal Executive Officer/President

Date	8.4.24

By (Signature and Title)
/s/ Sam Singh
Sam Singh, Principal Financial Officer/Treasurer

Date	8.4.24